UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 10, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 10, 2008, the Registrant entered into

1) a Third Amendment to the Credit Agreement dated May 5, 2005 among Black Hills Corporation, as Borrower, the financial institutions from time to time party thereto as Banks, U.S. Bank, National Association, as Co-Syndication Agent, Union Bank of California, N.A., as Co-Syndication Agent, BANK OF AMERICA, N.A., as Co-Documentation Agent, BANK OF MONTREAL dba HARRIS NESBITT, as Co-Documentation Agent, and ABN AMRO Bank N.V. as Administrative Agent (the “BHC Credit Agreement dated May 5, 2005”); and

2) a First Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation as Borrower, ABN AMRO Bank N.V., as Administrative Agent, Sole Bookrunner and Co-Arranger, BMO Capital Markets, as Syndication Agent and Co-Arranger, Credit Suisse Securities (USA) LLC, as Syndication Agent and Co-Arranger, and the Financial Institutions party thereto, as Banks (the “BHC Credit Agreement dated May 7, 2007”).

The Third Amendment to the BHC Credit Agreement dated May 5, 2005 and the First Amendment to the BHC Credit Agreement dated May 7, 2007 (i) allow for liens attaching to brokerage accounts or arising under or in connection with derivative arrangements or derivative obligations incurred in the ordinary course of business, (ii) allow for other liens made in the ordinary course of business so long as the aggregate amount of indebtedness or other obligations secured by such liens do not exceed, in the aggregate, $25 million, and (iii) allow the Company to increase (if it should choose to do so at some point in the future) the limit for borrowings or other credit accommodations for the Marketing Subsidiary Excluded Credit Facilities from $300 million to $400 million.

In conjunction with the Third Amendment to the BHC Credit Agreement dated May 5, 2005, the Company increased the commitments under the credit facility from $400 million to $525 million.

The BHC Credit Agreement dated May 5, 2005, filed as Exhibit 10.1 to the Registrant’s Form 10-Q for March 31, 2005; the First and Second Amendments to the BHC Credit Agreement dated May 5, 2005 filed as Exhibits 10.1 and 10.2 to the Registrant’s Form 8-K filed March 19, 2007; the Third Amendment to the BHC Credit Agreement dated May 5, 2005 filed as Exhibit 10.1 to this Form 8-K; the BHC Credit Agreement dated as of May 7, 2007, filed as Exhibit 10.3 to the Registrant’s Form 10-Q for the quarterly period ended June 30, 2007; and the First Amendment to the BHC Credit Agreement dated as of May 7, 2007 filed as Exhibit 10.2 to this Form 8-K are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1

Third Amendment to the Credit Agreement dated May 5, 2005 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

10.2

First Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: July 14, 2008

Exhibit Index

Exhibit No.	Description

10.1

Third Amendment to the Credit Agreement dated May 5, 2005 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

10.2

First Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.